Exhibit  10.5

AMENDMENT NO. 1

TO

CONVERTIBLE PROMISSORY NOTE

This Amendment No. 1 to Convertible Promissory Note (this “Amendment”), dated as of _________, 2017 (the “Effective Date”), is entered into by and between DanDrit Biotech USA, Inc., a Delaware corporation (the “Company”), and ___________ (the “Holder”).

RECITALS

WHEREAS, the Company issued to the Holder that certain Convertible Promissory Note in the principal amount of $__________, dated ______________ (the “Original Note”);

WHEREAS, Section 7of the Original Note provides that the Original Note and any provision therein may be amended by the written consent of the Company and the Holder; and

WHEREAS, the Company and the Holder desire to amend the Original Note.

NOW THEREFORE, in consideration of the mutual promises contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder, intending to be legally bound, hereby agree as follows:

AGREEMENT

1.	Capitalized Terms. Except as may be expressly provided herein, all capitalized terms used herein shall have the meanings assigned to them in the Original Note.

2.	Amendment to Section 2(b). The parties desire to change the Conversion Price set forth in the Original Note, and as such, Section 2(b) of the Original Note is hereby amended and shall read in its entirety as follows:

(a) The conversion price (the “Conversion Price”) shall equal $1.60 per share of Common Stock.

3.	Conforming Changes. All provisions in the Original Note and any amendments, attachments, schedules or exhibits thereto in conflict with this Amendment shall be and hereby are changed to conform to this Amendment.

4.	Full Force and Effect. The Original Note is not amended hereby and shall remain in full force and effect, except as otherwise set forth in this Amendment. The parties hereby ratify and confirm the terms and conditions of the Original Note, as supplemented and amended by this Amendment.

5.	Recitals. The Recitals above are true and correct and are hereby incorporated by reference.

6.	Applicable law. The substantive laws of the applicable state, as well as terms regarding forum and jurisdiction, as originally provided in the Original Note shall govern the construction of this Agreement and the rights and remedies of the parties hereto.

7.	Counterparts. This Amendment may be executed in counterparts (including by means of facsimile or electronic transmission), each of which shall be deemed an original but all of which, when taken together, will constitute one and the same agreement.

** Signature Page Follows **

IN WITNESS WHEREOF, the Company and the Holder have made and executed this Amendment effective as of the Effective Date.

COMPANY:	HOLDER:

DANDRIT BIOTECH USA, INC.

By:	By:
Name:	Name:
Title:	Title:

**Signature Page to Amendment No. 1 to Convertible Promissory Note